Statements of Net Assets Available for Benefits - EBP 013 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Plan's Interest in Commingled Trust:
Measured at Fair Value	$ 255,614	$ 226,532
Measured at Contract Value	29,446	32,193
Total	285,060	258,725
Notes Receivable from Participants	8,232	8,180
Contribution Receivable - Employer	132	54
Contribution Receivable - Employee	311	134
Net Assets Available for Benefits	$ 293,735	$ 267,093